United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

REVELSTONE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41178	87-1511157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14350 Myford Road

Irvine, CA 92606

(Address of principal executive offices, including zip code)

(949) 751-7518

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCACU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	RCAC	The Nasdaq Stock Market, LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	RCACW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on July 17, 2023, Revelstone Capital Acquisition Corp., a Delaware corporation (“Revelstone” or “Parent”), entered into a merger agreement (the “Original Merger Agreement”) by and among Revelstone, Revelstone Capital Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Revelstone (“Merger Sub”), Set Jet, Inc., a Nevada corporation (“SET JET”) and Thomas P. Smith, as the Securityholder Representative. On August 16, 2023, Revelstone, Merger Sub and SET JET entered into an amended and restated merger agreement amending certain covenants and closing conditions of the Original Merger Agreement as set forth therein (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, a business combination between Revelstone and SET JET will be effected through the merger of Merger Sub with and into SET JET, with SET JET surviving the merger as a wholly owned subsidiary of Revelstone (the “Merger” or the “Business Combination”). A copy of the Merger Agreement is filed as Exhibit 2.1 to Revelstone’s Current Report on Form 8-K filed on August 17, 2023, and is incorporated herein by reference.

Revelstone and SET JET have prepared an investor presentation that will be used by the parties in making presentations with respect to, among other things, the Business Combination. Attached hereto is a copy of the presentation and transcript of a video clip included therein, filed hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated into this Item 7.01 by reference is the investor presentation.

The information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2, attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, Revelstone has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of Revelstone, referred to as a “proxy statement/prospectus.” The preliminary and definitive proxy statements/prospectuses and other relevant documents will be sent or given to the stockholders of Revelstone as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of Revelstone are urged to read, when available, the registration statement, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Revelstone’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about Revelstone, SET JET and the proposed Merger. When available, the definitive proxy statement/prospectus will be mailed to Revelstone’s stockholders as of a record date to be established for voting on the proposed Merger. Revelstone stockholders and other interested persons will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Revelstone, at info@Revelstoneadv.com.

Participants in the Solicitation

Revelstone, SET JET and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Revelstone’s stockholders in connection with the proposed Merger. Revelstone’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Revelstone in Revelstone’s final prospectus filed with the SEC on December 16, 2021 in connection with Revelstone’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Revelstone’s stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement/prospectus that Revelstone intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Revelstone’s and SET JET’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Revelstone and SET JET. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Revelstone’s and SET JET’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of Revelstone should not rely on any of these forward-looking statements.

Investors and security holders of Revelstone should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Revelstone and SET JET described above. Revelstone and SET JET anticipate that subsequent events and developments will cause their assessments to change. However, while Revelstone and SET JET may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Revelstone or SET JET’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Investor Presentation
99.2	Transcript of video clip included in Investor Presentation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023

REVELSTONE CAPITAL ACQUISITION CORP.

By:	/s/ Morgan Callagy
Name:	Morgan Callagy
Title:	Co-Chief Executive Officer

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